Summary of Significant Accounting Policies: Income Taxes (Policies)	12 Months Ended
Dec. 31, 2011
Recently Issued Accounting Pronouncements:
Income Taxes

(v)             Income taxes

Provision is made in the financial statements for taxation of profits in accordance with applicable legislation currently in force in individual jurisdictions. The Group accounts for income taxes under the liability method in accordance with FASB ASC 740, “Income Taxes” (“ASC 740”). Under the liability method, deferred income taxes reflect the future tax consequences of temporary differences between the tax and financial statement bases of assets and liabilities and are measured using enacted tax rates to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income or expense in the period that includes the enactment date. A valuation allowance is provided when it is more likely than not that some or all of the deferred tax assets will not be realized in the future. These evaluations are based on the expectations of future taxable income and reversals of the various taxable temporary differences.

ASC 740 prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements and provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. As of December 31, 2011 and 2010, the Group included accruals for unrecognized income tax benefits totaling $2,190 and $4,266, including interest and penalties of $438 and $717, as a component of accrued liabilities, respectively. Interest and penalties recognized in accordance with ASC 740 are classified in the financial statements as income taxes.